Exhibit 99.2

Extreme Wheel Distributors LTD.

Index

February 28, 2014 and 2013

INDEPENDENT AUDITORS’ REPORT	Collins Barrow Edmonton LLP 2380 Commerce Place 10155—102 Street N.W. Edmonton, Alberta T5J 4G8 Canada T. 780.428.1522
To the Shareholder of Extreme Wheel Distributors Ltd.	F. 780.425.8189
www.collinsbarrow.com

We have audited the accompanying financial statements of Extreme Wheel Distributors Ltd., which comprise the balance sheets as of February 28, 2014 and February 28, 2013, and the related statements of operations, retained earnings and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian Accounting Standards for Private Enterprises; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Extreme Wheel Distributors Ltd. as of February 28, 2014 and February 28, 2013, and the results of their operations and their cash flows for the years then ended in accordance with Canadian Accounting Standards for Private Enterprises.

Basis of Accounting

As more fully described in Note 2 to the financial statements, the Company’s policy is to prepare its financial statements on the basis of Canadian Accounting Standards for Private Enterprises which differ from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to that matter. Information relating to the nature and effect of such differences is presented in note 12 to the financial statements.

Edmonton, Alberta	/s/ Collins Barrow Edmonton LLP
June 20, 2014 except for Note 12 (footnotes (a) and (c)) which are as of August 18, 2014	Chartered Accountants

This office is independently owned and operated by Collins Barrow Edmonton LLP The Collins Barrow trademarks are used under License.

EXTREME WHEEL DISTRIBUTORS LTD.

Balance Sheets

As at February 28, 2014 and February 28, 2013

	February 28, 2014	February 28, 2013
ASSETS
Current Assets
Cash	$1,264,965	$931,656
Accounts receivable (Note 3)	487,572	376,209
Shareholder’s advance (Note 7)	125,000	—
Inventories (Note 4)	1,308,687	1,000,224
Goods and Services Tax recoverable	9,249	1,517
Prepaid expenses	5,431	4,705

	3,200,904	2,314,311

Loan receivable from related party (Note 5)	130,000	130,000
Property and equipment (Note 6)	34,343	45,158
Investment (Note 8)	50,858	50,858

	$3,416,105	$2,540,327

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$406,083	$252,738
Management remuneration payable	188,307	314,276
Income taxes payable	111,636	14,300

	706,026	581,314

Loans payable to related parties (Note 5)	567,689	525,526

	1,273,715	1,106,840

SHAREHOLDER’S EQUITY
Share capital (Note 9)	100	100
Retained earnings	2,142,290	1,433,387

	2,142,390	1,433,487

	$3,416,105	$2,540,327

See accompanying notes

EXTREME WHEEL DISTRIBUTORS LTD.

Statements of Operations

For the Years Ended February 28, 2014 and February 28, 2013

	2014	2013
Sales (Note 5)	$7,678,243	$6,168,369
Cost of sales (Note 5)	5,978,940	4,580,901

Gross profit	1,699,303	1,587,468

Expenses
Wages and benefits	513,475	465,680
Rent (Note 5)	110,400	110,400
Bank charges and processing fees	38,371	33,850
Professional fees	35,816	34,308
Advertising and promotion	31,237	18,132
Automotive and travel	31,069	29,019
Repairs and maintenance	18,794	20,113
Office and shop supplies	14,727	21,342
Insurance and licenses	11,396	9,420
Amortization	10,815	13,122
Management salaries	7,000	324,000
Bad debt expense	6,956	17,413
Utilities	5,005	5,149

	835,061	1,101,948

Income before other revenue (expenses) and income taxes	864,242	485,520

Other revenue (expenses)
Foreign exchange gain	—	(118)
Interest income	10,302	5,084

	10,302	4,966

Income before income taxes	874,544	490,486
Income taxes expense	165,641	68,728

Net income	$708,903	$421,758

See accompanying notes

EXTREME WHEEL DISTRIBUTORS LTD.

Statements of Retained Earnings

For the Years Ended February 28, 2014 and February 28, 2013

	2014	2013
Balance, beginning of year	$1,433,387	$1,011,629
Net income	708,903	421,758

Balance, end of year	$2,142,290	$1,433,387

See accompanying notes

EXTREME WHEEL DISTRIBUTORS LTD.

Statements of Cash Flows

For the Years Ended February 28, 2014 and February 28, 2013

	2014	2013
Cash provided by (used in):
Operating Activities
Net income	$708,903	$421,758
Item not affecting cash
Amortization	10,815	13,122
Change in non-cash working capital items (Note 10)	(303,572)	(121,860)

	416,146	313,020

Investing Activities
Purchase of equipment	—	(3,597)
Advance to shareholder	(125,000)	—
Repayment from shareholder	—	12,600
Advance to related party	—	(130,000)

	(125,000)	(120,997)

Financing Activities
Advances from related parties	162,163	86,483
Repayment to related party	(120,000)	(120,000)

	42,163	(33,517)

Increase in cash	333,309	158,506
Cash, beginning of year	931,656	773,150

Cash, end of year	$1,264,965	$931,656

See accompanying notes

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

1. Nature of Activities

The Company was incorporated under the Alberta Business Corporations Act on June 27, 2007 and commenced operations as a wholesale wheel business.

2. Summary of Significant Accounting Policies

Basis of Accounting

These financial statements are prepared in accordance with accounting standards for private enterprises, which is a basis of accounting generally accepted in Canada for entities that are privately held.

Revenue Recognition

Revenue is recognized when the goods have been delivered, the services have been completed, the transaction has been accepted by the customer and collection is reasonably assured. The Company reports its revenue net of returns, sales discounts and rebates to customers.

Interest revenue is recognized on an annual basis as it is earned.

Vendor Rebates and Allowances

Vendor rebates and allowances earned are initially recorded as a reduction in the cost of inventories and are included in operations (as a reduction of cost of goods sold) in the period the related product is sold.

Allowance for doubtful accounts

The allowance for doubtful accounts reflects management’s best estimate of losses on the accounts receivable balances. The company maintains an allowance for doubtful accounts that is estimated based on a variety of factors including accounts receivable aging, historical experience and other currently available information, including events such as customer bankruptcy and current economic conditions. Interest is charged on overdue accounts receivable balances. A provision is recorded in the period in which the receivable is deemed uncollectible.

Inventories

Inventories are valued at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition including volume rebates and allowances from vendors. The cost of inventories is determined using the first-in, first-out (FIFO) method. Net realizable value is the estimated selling price in the ordinary course of business, less costs necessary to complete the sale. Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on purchases in the recent past and/or expected future demand.

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

Property and equipment

Property and equipment are recorded at cost less accumulated amortization.

Amortization is calculated at the following annual rates:

Automotive	-	30% declining balance basis
Office equipment	-	20% declining balance basis
Leasehold improvements	-	5 year straight-line basis
Computer equipment	-	30% declining balance basis
Shop equipment	-	20% declining balance basis

Property and equipment are tested for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable when it exceeds the sum of the undiscounted cash flows expected from its use and eventual disposal. In such a case, an impaired loss must be recognized and is equivalent to the excess of the carrying amount of a long-lived asset over its fair value.

Investments

The company accounts for its investment using the cost method. The carrying value of the investment is reviewed annually and written down below cost if there is a loss of value.

Income taxes

The Company uses the future income taxes method to account for income taxes. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Translation of Foreign Currency Transactions

Monetary assets and liabilities of the Company are translated into Canadian dollars at the rate of exchange in effect at the balance sheet date. Revenue and expense items are translated at rates of exchange in effect at the respective transaction months. The resulting exchange gains or losses are included in net earnings. Non-monetary assets and liabilities, arising from transactions denominated in foreign currencies, are translated at rates of exchange in effect at the date of the transaction.

Use of estimates

The preparation of financial statements in conformity with Accounting Standards for Private Enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more subjective estimates included in these financial statements are the determination of allowance for doubtful accounts receivable and valuation of inventory. Actual results could differ from those estimates.

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

Financial Instruments

Measurement of financial instruments

The company initially measures its financial assets and liabilities at fair value, except for certain non-arm’s length transactions. The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in net income.

Financial assets measured at amortized cost include cash, accounts receivable, shareholder’s advance and loan receivable from related party.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, management remuneration payable and loans payable to related parties.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write-down is recognized in net income. A previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in net income.

Transaction costs

Transaction costs relating to financial instruments that are measured subsequently at fair value are recognized in operations in the year in which they are incurred. For instruments that are subsequently measured at amortized cost, the amount initially recognized is adjusted for transaction costs directly attributable to the origination, acquisition, issuance or assumption.

3. Accounts Receivable

Accounts receivable consist of the following:

	2014	2013
Accounts receivable—trade	$487,572	$384,768
Allowance for doubtful accounts	—	(8,559)

	$487,572	$376,209

4. Inventories

Inventories consist of the following:

	2014	2013
Tires	$34,781	$25,338
Parts and accessories	160,761	137,304
Custom wheels	1,113,145	837,582

	$1,308,687	$1,000,224

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

Cost of sales reported on the statement of operations include $5,978,940 (February 28, 2013—$4,580,901) of inventories recognized as an expense during the year.

5. Loans Receivable from/Payable to Related Parties and Related Party Transactions

Loans Receivable from/Payable to Related Parties

a) Loan receivable from related party is as follows:

	2014	2013
1694352 Alberta Ltd.	$130,000	$130,000

Loan receivable from 1694352 Alberta Ltd. is due from a company controlled by an immediate family member of the director of Extreme Wheel Ltd., is unsecured, non-interest bearing and has no stated terms of repayment.

As the loan receivable has no set repayment terms and the balance is not expected to be repaid within the year, it has been classified as a long term asset.

b) Loans payable to related parties are as follows:

	2014	2013
Trail Tire Services Ltd.	$314,037	$434,037
Regional Tire Distributors (Edmonton) Inc.	17,367	12,924
Tirecraft Western Canada Ltd.	1,291	1,115
Trail Tire Distributors Ltd.	234,994	77,450

	$567,689	$525,526

Loans payable to the companies noted above are unsecured, non-interest bearing and have no stated terms of repayment. The relationship between Extreme Wheel Distributors Ltd. and each of these companies is as follows:

Tirecraft Western Canada Ltd. is indirectly jointly controlled by an immediate family member of the director of Extreme Wheel Distributors Ltd.

Trail Tire Distributors Ltd. is owned by close family members of the sole shareholder of Extreme Wheel Distributors Ltd.

Trail Tire Services Ltd. is controlled by a close family member of the spouse of the sole shareholder of Extreme Wheel Distributors Ltd.

Regional Tire Distributors (Edmonton) Inc. (formerly known as North Alta Tire Distributors Ltd.) is partially owned by a close family member of the director of the Company.

As the related parties have agreed in writing not to demand repayment of any portion of the loan balances prior to March 1, 2015, the loans have been classified as long term liabilities.

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

Related Party Transactions

Sales to related parties are as follows:

	2014	2013
Trail Tire Distributors Ltd.	$—	$15,998
Regional Tire Distributors (Edmonton) Inc.	1,973	3,812
Trail Tire (Kingsway) Ltd.	54,808	30,695
Tirecraft (Fort Road) Centre	91,408	54,246

	$148,189	$104,751

Included in accounts receivable are the following balances receivable from related parties as at the fiscal year-end:

	2014	2013
Trail Tire Distributors Ltd.	$1,626	$549
Regional Tire Distributors (Edmonton) Inc.	—	855
Trail Tire (Kingsway) Ltd.	927	412

	$2,553	$1,816

Purchases from related parties are as follows:

	2014	2013
Trail Tire Distributors Ltd.	$102,844	$142,206
Regional Tire Distributors (Edmonton) Inc.	9,164	329

	$112,008	$142,535

Included in rent expense are lease payments paid to 1470242 Alberta Ltd., a company controlled by an immediate family member of the sole shareholder of the company, which amounted to $110,400 for the 2014 fiscal year (February 28, 2013—$110,400).

Included in accounts payable and accrued liabilities are the following balances payable to the related parties as at the fiscal year-end:

	2014	2013
Tirecraft Western Canada Ltd.	$1,551	$390
Regional Tire Distributors (Edmonton) Inc.	2,731	72
Trail Tire Distributors Ltd.	6,255	3,614

	$10,537	$4,076

The related party transactions are in the normal course of operations and have been reported in these financial statements at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

6. Property and equipment

		2014
	Cost	Accumulated Amortization	Net
Automotive	$10,620	$9,103	$1,517
Office equipment	10,250	6,924	3,326
Leasehold improvements	11,190	10,285	905
Computer equipment	15,608	14,965	643
Shop equipment	71,373	43,421	27,952

	$119,041	$84,698	$34,343

		2013
	Cost	Accumulated Amortization	Net
Automotive	$10,620	$8,453	$2,167
Office equipment	10,250	6,093	4,157
Leasehold improvements	11,190	8,260	2,930
Computer equipment	15,608	14,688	920
Shop equipment	71,373	36,389	34,984

	$119,041	$73,883	$45,158

7. Shareholder’s advance

Shareholder’s advance at February 28, 2014 is unsecured, non-interest bearing, and will be repaid within the 2015 fiscal year. As such, the advance has been classified as a current asset.

8. Investment

The Company accounts for its portfolio investment in TireWare Inc. at cost. TireWare Inc. is a non-public company based in the United States of America.

9. Share Capital

Authorized:
Unlimited number of Class A common shares
Unlimited number of Class B common shares
Unlimited number of Class C common shares
1,000,000 Class D preferred shares without nominal or par value

	2014	2013
Issued:
100 Class A common shares	$100	$100

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

10. Non-cash Working Capital Items

Non-cash working capital items related to operations are as follows:

	2014	2013
Accounts receivable	$(111,363)	$79,751
Goods and Services Tax recoverable	(7,732)	(1,517)
Inventories	(308,463)	(102,325)
Prepaid expenses	(726)	(288)
Accounts payable and accrued liabilities	153,345	39,264
Income taxes payable	97,336	3,979
Management remuneration payable	(125,969)	(140,724)

	$(303,572)	$(121,860)

11. Financial Instruments

Credit Risk

Credit risk arises from the potential that a counter party will fail to perform its obligations. The Company is susceptible to concentration of credit risk on its accounts receivable and mitigates this risk through an extensive credit evaluation process.

Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect to its accounts payable and accrued liabilities and its management remuneration payable. At February 28, 2014 the company had working capital of $2,494,878 (February 28, 2013—$1,732,997)

Foreign Currency Risk

Currency risk is the risk to the Company’s earnings that arises from fluctuations of foreign exchange rates and the degree of volatility of these rates. The Company is susceptible to foreign currency risk on its US dollar cash balance in the amount of $5,812 as at February 28, 2014 (February 28, 2013—$102,054).

12. Canadian Accounting Standards for Private Enterprises and US GAAP Reconciliation

The financial statements of the Company have been prepared in accordance with Canadian Accounting Standards for Private Enterprises. The material differences between the accounting policies used by the Company under Canadian Accounting Standards for Private Enterprises and US GAAP are disclosed below.

a) Income Taxes

Under US GAAP, the Company recognizes a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50 per cent likely of being realized upon settlement.

EXTREME WHEEL DISTRIBUTORS LTD.

Notes to the Financial Statements

February 28, 2014 and February 28, 2013

The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit. An unrecognized tax benefit is disclosed as a long-term liability unless the Corporation anticipates a payment or receipt within one year in respect of the position. As a result of implementing these provisions there was no material impact on the Company’s financial statements.

Under US GAAP the Company is required to calculate and record corporate income taxes based on enacted corporate income tax rates. Under the Canadian Accounting Standards for Private Enterprises, the Company had calculated and recognized corporate income taxes using substantively enacted corporate income tax rates. For the company, enacted and substantively enacted corporate tax rates are the same; as a result no differences to calculated and recognized corporate income taxes arise. There are no material differences between the Company’s statutory income tax rate and the effective tax rate.

b) Variable interest entities

The Company has performed a review of the entities with which it conducts business and has concluded that there are no entities that are required to be consolidated or variable interest that are required to be disclosed under the requirements of ASC Topic 810, Consolidation of Variable Interest Entities.

c) Comprehensive Income

US GAAP requires the presentation of a Statement of Comprehensive Income. The Company has no items that would cause such presentation to differ from the amounts presented as Net Income in the accompanying financials statements.